 APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN
WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Alternative Risk Premia Fund Class R6 Institutional Class	None None	None None	None None	None None
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Classic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Conservative Income Fund Institutional Class	None	None	None	None
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	4.50 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 0.10 None 0.25 None
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Diversified Equity Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Dynamic Target Today Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.10 None
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Endeavor Select Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Fundamental Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Global Investment Grade Credit Fund Class R6 Institutional Class	None None	None None	None None	None None
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	None None None None None	None None None None None	None None None None None	0.25 0.10 None None 0.25
Government Securities Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Growth Balanced Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Index Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.10
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 0.10 None 0.25 None
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Money Market Fund Class A Class C Premier Class Service Class	None None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	None None None None	None None None None	None None None None	0.25 0.10 None 0.25
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Precious Metals Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 0.10 None 0.25 None
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None\
Short-Term Bond Fund Class A Class C Class R6 Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Special International Small Cap Fund Class R6 Institutional Class	None None	None None	None None	None None
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Strategic Income Fund Class A Class C Administrator Class Institutional Class	4.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	5.75 None None None None	None None None None None	None 0.25 None None None	0.25 0.25 0.10 None 0.25
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	5.75 None None None None	None None None None None	None 0.25 None None None	0.25 0.25 0.10 None 0.25
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	5.75 None None None None	None None None None None	None 0.25 None None None	0.25 0.25 0.10 None 0.25
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	5.75 None None None None	None None None None None	None 0.25 None None None	0.25 0.25 0.10 None 0.25
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	5.75 None None None None	None None None None None	None 0.25 None None None	0.25 0.25 0.10 None 0.25
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	None None None None None	None None None None None	None None None None None	0.25 0.10 None None 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Ultra Short-Term Municipal Income Fund Class A Class C Class R6 Administrator Class Institutional Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Wealthbuilder Conservative Allocation Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
WealthBuilder Equity Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Wealthbuilder Growth Allocation Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25

Appendix A amended:  March 2, 2020

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

    Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000  or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

^    Front-end sales load waivers and/or discounts with respect to Class A, Class B, Class C and/or Class T and waivers of contingent deferred sales charge (“CDSC”) waivers with respect to Class A, Class B, Class C may be made available only to customers of a specific financial intermediary selling shares of a Fund (“Intermediary”) or to shareholders purchasing through an Intermediary platform or account, in each case, as disclosed in a Fund’s Prospectus.

  On February 20, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Fundamental Small Cap Growth Fund, effective on or about June 1, 2020.

  On February 20, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Intrinsic Small Cap Value Fund, effective on or about June 1, 2020.

  On February 20, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Opportunity Fund, effective on or about June 1, 2020.